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              SUPPLEMENT TO THE STATEMENT OF ADDITIONAL INFORMATION

                       CREDIT SUISSE EUROPEAN EQUITY FUND


THE FOLLOWING INFORMATION SUPERSEDES CERTAIN INFORMATION IN THE FUND'S STATEMENT OF ADDITIONAL INFORMATION.

     Your fund's Board of Directors has approved an amendment to the Sub-Investment Advisory Agreement (the "Sub-Advisory Agreement") by and among the fund, Credit Suisse Asset Management, LLC ("CSAM"), the fund's investment adviser, and Credit Suisse Asset Management Limited ("CSAM U.K."). Under the Sub-Advisory Agreement, CSAM (and not your fund) pays CSAM U.K. an annual fee of $250,000 (the "Total Fee") for services rendered with respect to your fund and all other Credit Suisse Funds for which CSAM U.K. has been appointed to act as sub-adviser. The Sub-Advisory Agreement is being amended to include a methodology for allocating a portion of the Total Fee to your fund.

     The portion of the Total Fee allocable with respect to your fund (for any calendar quarter or portion thereof) is equal to the product of (a) the Total Fee and (b) a fraction, (i) the numerator of which is the average monthly net assets of the fund during such calendar quarter or portion thereof and (ii) the denominator of which is the aggregate average monthly net assets of the fund and certain other registered investment companies for which CSAM U.K. has been appointed to act as sub-adviser during such calendar quarter or portion thereof.

     The Total Fee for the period from July 22, 2002 (the date the amendment went into effect) to December 31, 2002 for CSAM U.K. is $111,643.84. The portion of this amount that is allocable to your fund (based on net assets as of August 30, 2002) would be $1,301.48.

     IMPORTANTLY, YOU SHOULD NOTE THAT THE AMENDMENTS WILL NOT AFFECT THE FEES OR EXPENSES APPLICABLE TO YOUR FUND BECAUSE ALL SUB-ADVISORY FEES ARE BORNE BY CSAM.

Dated: September 20, 2002